FORM 8-K/A





                       SECURITIES AND EXCHANGE COMMISSION




                              Washington, DC 20549

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                        Date of Report: December 12, 1997



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (215) 841-4000

Item 5. Other Events
As previously reported, the Company has been involved in a restructuring proceeding, which began April 1, 1997, pursuant to the Pennsylvania Electricity Generation Customer Choice and Competition Act (Competition Act).

On December 11, 1997, the Pennsylvania Public Utility Commission (PUC) rendered a decision. A summary of that decision follows:

PUC Restructuring Vote

December 12, 1997

On Thursday, December 11, 1997, the Pennsylvania Public Utility Commission (PUC) approved a restructuring plan for PECO Energy. Rejecting both the Enron Plan and the Partial Settlement, the PUC approved a motion by a 3-2 vote in favor of a PUC-designed alternative plan. The PUC has directed the Office of Special Assistants to prepare an appropriate order consistent with the motion.

PECO is reviewing the terms of the PUC motion and making an assessment of its financial and operational impact, as well as an assessment of any legal actions the Company may take. (A thirty-day appeal window begins after the order is entered.) Under the terms of the motion, PECO must submit a compliance filing with the PUC within 20 days following the entry of the written order.

The following is a summary of the major elements of the restructuring plan approved by the PUC:

- PECO may collect $5.024 billion in stranded costs over an eight and one-half year transition period beginning January 1, 1999 and ending June 30, 2007.

- Rates are capped at the 1996 system average of 9.95 cents per kWh.

- Beginning on January 1, 1999, PECO will unbundle rates into three components:

            - a transmission and distribution rate, lowered from the 3.11 cents per kWh established in the Partial Settlement, of approximately 2.93 cents per kWh.

            - a levelized competitive transition charge (CTC) designed to collect the $5.024 billion of stranded costs over eight and one-half years. The CTC rates will not be set until PECO's compliance filing is approved. In setting the rates, the PUC will assume a 0.8 percent annual sales growth rate and a cost of capital of 7.47 percent on the unamortized balance. Revenue collected through the CTC will be reconciled annually.

            - an estimated "shopping credit" set at approximately 4.46 cents per kWh on a system-wide basis. The actual credit will be determined in the Company's compliance filing.

- The PUC estimates that a customer who chooses to "shop" can save as much as 15 percent, depending on actual market prices.

- Customers who elect not to choose an alternative energy supplier will have the option to remain on bundled rates through the end of the transition period.

- Customer choice will be phased in over a two-year period. One-third of PECO's customers will be eligible to choose on January 1, 1999, with an additional one-third gaining access on January 2, 1999. The final third will be eligible to choose their power supplier on January 2, 2000. Open enrollment for the first two-thirds will begin on March 1, 1998.

- The PUC did not issue a qualified rate order authorizing PECO to issue transition bonds in excess of the $1.1 billion approved under the PUC's May 22, 1997 order. In its motion, the PUC stated that PECO may file a request for additional authorization.

- With regard to the transfer of PECO's generation assets to a separate entity, the PUC stated that PECO must submit a separate filing requesting such a transfer.

Stranded Cost Recovery

Below is a summary of stranded cost recovery, as requested by PECO in its July 18, 1997 rebuttal filing; as provided for in the settlement agreement; and as reflected in the Pennsylvania PUC's motion. These numbers are based on PECO's preliminary assessment of the motion and may change pending clarification or correction.


                            July 18, 1997             August 27, 1997               PA PUC
                           Rebuttal Filing               Settlement                 Motion
                                (000)                      (000)                     (000)

Generation Plant             $ 6,787,296               $  6,787,296               $ 6,639,000
Market Value                  (2,303,000)                (2,303,000)               (3,960,000)
                             ------------              -------------              ------------
Stranded Generation
 Assets                        4,484,296                  4,484,296                 2,679,000
Regulatory Assets              2,589,057                  2,589,057                 2,219,600  (1)
Regulatory Liabilities            (5,319)                    (5,319)                 (368,208) (2)
Nuclear Decommissioning          233,827                    233,827                         0  (3)
Fossil Decommissioning           126,605                    126,605                         0
Other Transition Costs            32,661                     32,661                    33,000
T&D Transfer (4)                       0                          0                   461,000
Disallowance (5)                       0                 (2,000,000)                        0
                             ------------              -------------              -----------
Total                        $ 7,461,127               $  5,461,127               $ 5,024,392


(1) Subject to correction. PECO's initial review of the motion indicates recovery of $2,237,000.
(2) Represents pension fund adjustment and SFAS 106
Trust Earnings.

(3) No recovery of unfunded portion; ongoing expense will be funded through a separate surcharge.

(4) Transfer of previously classified T&D expense to generation-related expense, effectively reducing the market value of generation plant.

(5) No explicit disallowance by PUC.


Regulatory Asset Detail

                                                     Rebuttal Filing               PAPUC
                                                       & Settlement                Motion
                        Description                       (000)                    (000)
------------------------------------------------------------------------------------------------------
Carrying charges on 50 percent of Limerick
            common plant not included in ratebase     $   175,812                $   158,300
Carrying charges on 50 percent of common
            plant of Peach Bottom, Salem and Eddystone     17,400                     17,400
Unamortized loss on reacquired debt                       158,311                    158,311
Nuclear design basis documentation                         28,852                          0
Limerick "early window" deferred costs                     86,286                     65,446
Deferred fuel costs                                       311,468                     96,162
Deferred SFAS 106 costs                                   100,580                     20,394
Deferred SFAS 109 tax expense                           1,687,069                  1,687,000
Other/Compensated Absences                                 23,279                     16,587
                                                      ------------              ------------
Total Regulatory Assets                              $  2,589,057               $  2,219,600




The Company will continue to evaluate the PUC's motion.

                                     * * * *

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             PECO ENERGY COMPANY


                                                           \s\ J. Barry Mitchell
                                                         -----------------------
                                                          Vice President-Finance
                                                                   and Treasurer

December 12, 1997